Exhibit 10.1

AMENDMENT NO. 1
TO
MASTER PURCHASE AGREEMENT

This Amendment No. 1 to Master Purchase Agreement (this "Amendment"), dated as of February 14, 2008, amends that certain Master Purchase Agreement (the "Agreement"), dated as of August 30, 2007, by and among U.S. Dry Cleaning Corporation, a Delaware corporation ("Parent"), USDC Fresno, Inc, a California corporation and wholly owned subsidiary of Parent ("Fresno Sub"), USDC Fresno 2, Inc, a California corporation and a wholly owned subsidiary of Parent ("Fresno 2 Sub"), Team Enterprises, Inc., a New Mexico corporation ("Team Enterprises"), Bell Hop Cleaners of California, Inc., a New Mexico corporation ("Bell Hop"), Team Equipment, Inc., a California corporation ("Team Equipment"), Fabricare Services, Inc., a California corporation ("FSI"), Andrew B. Jones, as Shareholders Agent and, solely for the purposes of ARTICLE III, ARTICLE IX, AND ARTICLE X of this Agreement, the Shareholders (as defined herein).

WHEREAS, Parent, Fresno Sub, Fresno 2 Sub, Team Enterprises, Bell Hop, Team Equipment, FSI, the Company and Shareholders desire to amend the Agreement as more fully described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.           Amendment to Section 2.2a(i) Purchase Price.  Section 2.2a(i) is hereby modified in its entirety to read as follows:

"fully paid and nonassessable shares of Parent Common Stock (collectively, the "Team Enterprises Shares") shall be equal to 2,044,667 of Parents Common Stock.

3.           Amendment to Section 2.2a (iii) A, B and C Purchase Price. The Section 2.2a (iii) A, B, and C is hereby deleted in its entirety.

4.           Amendment to Section 1.1 Defined Terms. Section 1.1 is hereby modified to add the following defined term "Senior Debt" which shall be defined as the debt defined in the following documents 10% Senior Secured Private Placement Memorandum, Subscription Agreement, Security Agreement and Note attached hereto as Exhibit A.

5.          Amendment to Section 2.2b Purchase Price Bell Hop.  Section 2.2b is hereby modified in its entirety to read as follows:

"Bell Hop. Subject to the terms of this Agreement, as full consideration for the sale, assignment, transfer and delivery of the Bell Hop Purchased Assets and the execution and delivery of this Agreement and the transactions contemplated hereby, Fresno Sub 2 shall deliver to Bell Hop at the Closing Seventy Six Thousand Dollars ($76,000), payable by wire transfer of immediately available funds, and Two Hundred Seventy Six Thousand ($276,000) in the Senior Debt (the "Bell Hop Purchase Price"). The Bell Hop Purchase Price is subject to adjustment in accordance with Section 2.3."

6.           Amendment to Section 2.2c Purchase Price Team Equipment. Section 2.2c is hereby modified in its entirety to read as follows:

"Team Equipment. Subject to the terms of this Agreement, as full consideration for the sale, assignment, transfer and delivery of the Team Equipment Purchased Assets and the execution and delivery of this Agreement and the transactions contemplated hereby, Fresno Sub 2 shall deliver to Team Equipment at the Closing Eighty Seven Thousand Dollars ($87,000), payable by wire transfer of immediately available funds, and One Million One Hundred Ninety Six Thousand Dollars ($1,196,000) in the Senior Debt (the "Team Equipment Purchase Price"). The Team Equipment Purchase Price is subject to adjustment in accordance with Section 2.3."

7.           Reimbursement of Expenses. Parent shall reimburse Team Enterprises the sum of $49,610.00 for those items paid for by Seller on behalf of Parent which are listed on Exhibit B. Parent shall further reimburse Sellers for Seller's attorneys' fees of $4000.00 which is Sellers' estimate of the additional attorneys' feed incurred by Sellers in connection with the modifications reflected by this Amendment. $50,000.00 of such reimbursement amounts shall be payable at Closing by wire transfer of immediately available funds and the remainder shall be reimbursed after Closing.

Certain reimbursement items will not be known as of Closing, and Parent and Seller shall exert their best efforts to agree on the remaining reimbursement items as promptly as possible after Closing but in no event later than 30 days after closing. Such additional amounts shall be reimbursed within five days after Parent and Sellers agree on such amounts. All reimbursement amounts shall be in addition to the Purchase Price.

8.          Amendment to Section 2.3 Purchase Price Team Equipment. Section 2.3 is hereby modified in its entirety to read as follows:

"(a) The Team Enterprises Cash Amount shall be increased, dollar for dollar, by the amount of the Additional Assets of Team Enterprises and paid subject to Section 2.3(b). The Bell Hop. Cash Amount shall be increased, dollar for dollar, by the amount of the Additional Assets of Bell Hop and paid subject to Section 2.3(b). The Team Equipment Cash Amount shall be increased, dollar for dollar, by the amount of the Additional Assets of Team Equipment and paid subject to Section 2.3(b). The FSI Cash Amount shall be increased, dollar for dollar, by the amount of the Additional Assets of FSI and paid subject to Section 2.3(b)."

(b)     No later than the day prior to Closing, the Sellers shall deliver to Parent a draft Closing Statement setting forth the Sellers' best estimate of the Additional Assets as of the Closing Date. Sellers and Parent shall each exert their reasonable best efforts to agree, within Thirty (30) days after the Closing Date, upon a statement (a "Closing Statement") in form and substance reasonably satisfactory to each setting forth the Additional Assets as of the Closing Date. Parent shall pay Seller in cash within 5 Business Days, by wire transfer of immediately available funds, the amount due in the Closing Statement.

(c)           In the event that the parties have not agreed upon the final Closing Statement within such 30 day period, then Parent shall pay to Sellers the undisputed portion thereof and the parties shall exercise their best efforts in good faith to resolve any disputes over the remaining amounts as promptly as possible. In the event that such amounts are not resolved within 60 days of the Closing, the parties shall submit such dispute to arbitration in accordance with the provisions of Section 9.3.

(d)       In the event that Parent fails to pay the Closing Statement amount (or the undisputed portion thereof) within 35 days after Closing, then Bell Flop and Team Equipment shall be entitled to declare the Senior Debt held by such parties in default.

9.            Amendment to Section 10.2 (a) Notices. Section 10.2 (a) is hereby modified in its entirety to read as follows:

"if to Parent or the Acquirers, to:

U.S. Dry Cleaning Corporation
4040 MacArthur Blvd
Suite 305

Newport Beach, CA 92660

Attention:Chief Executive Officer

Facsimile No: (949) 863-9657

with a copy to (not notice):

Greenberg Traurig, LLP
200 Park Ave.
NY, NY 10166
Attention: Spencer Feldman Facsimile No: (212) 805-9221"

10.           Miscellaneous. Except for the amendments expressly set forth in this Amendment, the Agreement shall remain unchanged and in full force and effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be subject to all applicable provisions of the Agreement including provisions relating to notices, governing law, severability and section headings. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

 11.          Counterparts. This Amendment may he executed in one or more counterparts, each of which shall be deemed an original, but all.of which together shall constitute one and the same agreement.

 12.          Schedules. Attached hereto are the final updated schedules to the Agreement.

IN WITNESS WHEREOF, Parent, the Acquirors, Team Enterprises, Bell Hop, Team Equipment, FSI.and the Shareholders have executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

U.S. Dry Cleaning Corporation By: /s/ Robert Y. Lee Name: Robert Y. Lee Title: CEO	USDC Fresno, Inc. By: /s/ Robert Y. Lee Name: Robert Y. Lee Title: President

USDC Fresno 2, Inc. By: /s/ Robert Y. Lee Name: Robert Y. Lee Title: President	Bell Hop Cleaners of California, Inc. By: /s/ Thomas H. Jones Name: Thomas H. Jones Title: President

Team Enterprises, Inc. By: /s/ Thomas H. Jones Name: Thomas H. Jones Title: President	Fabricare Services, Inc. By: /s/ Thomas H. Jones Name: Thomas H. Jones Title: President

Team Equipment, Inc.

By:  /s/ Thomas H. Jones
Name:  Thomas H. Jones
Title:  President
Contd.

Team Enterprises Shareholders

/s/ Melinda J. Brooke
Melinda J. Brooke, Trustee of The
Melinda J. Hayes Revocable Trust
U/D/T March 19, 1991

/s/ Frederic P. Jones, Jr.
Frederic P. Jones, Jr.

/s/ Frederic P. Jones
Frederic P. Jones, Co-trustee of the
Jones Family Trust

/s/ Mary S. Jones
Mary s. Jones, Co-trustee of the Jones
Family Trust

/s/ Andrew B. Jones
Andrew B. Jones

/s/ Thomas H. Jones
Thomas H. Jones, Trustee of the
Thomas H. Jones and Shirley C. Jones
Family Trust/Survivors Trust

/s/ Gail J. Lohmann
Gail J. Lohmann, trustee of The 2000
Gail J. Lohmnan SWP Trust U/D/T
September 28, 2000

Bell Hop Shareholders

/s/ Melinda J. Brooke
Melinda J. Brooke, Trustee of The
Melinda J. Hayes Revocable Trust
U/D/T March 19, 1991

/s/ Frederic P. Jones, Jr.
Frederic P. Jones, Jr

/s/ Andrew B. Jones
Andrew B. Jones

/s/ Thomas H. Jones
Thomas H. Jones, Trustee of the Thomas
H. Jones and Shirley C. Jones Family
Trust/Survivors Trust

/s/ Gail J. Lohmann
Gail J. Lohmann, trustee of The 2000 Gail
J. Lohman SWP Trust U/D/T September
28, 2000

Contd.

Team Equipment Shareholders

/s/ Melinda J. Brooke
Melinda J. Brooke, Trustee of The
Melinda J. Hayes Revocable Trust
U/D/T March 19, 1991

/s/ Frederic P. Jones, Jr.
Frederic P. Jones, Jr.

/s/ Andrew B. Jones
Andrew B. Jones

/s/ Thomas H. Jones
Thomas H. Jones, Trustee of the
Thomas H. Jones and Shirley C. Jones
Family Trust/Survivors Trust

/s/ Gail J. Lohmann
Gail J. Lohmann, trustee of The 2000
Gail J. Lohmann SP Trust U/D/T
September 28, 2000

FSI Shareholders

/s/ Melinda J. Brooke
Melinda J. Brooke, Trustee of The
Melinda J. Hayes Revocable Trust
U/D/T March 19, 1991

/s/ Frederic P. Jones, Jr.
Frederic P. Jones, Jr.

/s/ Andrew B. Jones
Andrew B. Jones

/s/ Thomas H. Jones
Thomas H. Jones, Trustee of the
Thomas H. Jones and Shirley C. Jones
Family Trust/Survivors Trust

/s/ Gail J. Lohmann
Gail J. Lohmann, trustee of The 2000 Gail
J. Lohmann SP Trust U/D/T
September 28, 2000